                                                             Exhibit No. EX-99.q

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of The TIGERS Revenue Trust (the "Trust"),  a Delaware statutory trust, and the  Trust,  which  has  filed or will  file  with the U.S.  Securities  and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry and Louis C. Micciulla,  and each of them, with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 11th day of December, 2006.

                                                     /s/ Vincent T. Lowry
                                                     Vincent T. Lowry

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of The TIGERS Revenue Trust (the "Trust"),  a Delaware statutory trust, and the  Trust,  which  has  filed or will  file  with the U.S.  Securities  and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry and Louis C. Micciulla,  and each of them, with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 11th day of December, 2006.

                                                     /s/ Vincent DiStefano
                                                     Vincent DiStefano

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of The TIGERS Revenue Trust (the "Trust"),  a Delaware statutory trust, and the  Trust,  which  has  filed or will  file  with the U.S.  Securities  and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry and Louis C. Micciulla,  and each of them, with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 11th day of December, 2006.

                                                     /s/ Lawrence A. Goldberg
                                                     Lawrence A. Goldberg

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of The TIGERS Revenue Trust (the "Trust"),  a Delaware statutory trust, and the  Trust,  which  has  filed or will  file  with the U.S.  Securities  and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry and Louis C. Micciulla,  and each of them, with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 11th day of December, 2006.

                                                     /s/ James C. McAuliffe
                                                     James C. McAuliffe

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE  PRESENTS,  that each of the  undersigned,  being the trustees of The TIGERS Revenue Trust (the "Trust"),  a Delaware statutory trust, and the  Trust,  which  has  filed or will  file  with the U.S.  Securities  and
Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended,  and/or the Investment  Company Act of 1940, as amended,  a
Registration  Statement of the Trust and amendments thereto for the registration under said Act, of the Trust,  hereby  constitutes and appoints Vincent T. Lowry and Louis C. Micciulla,  and each of them, with power to act without the others, as his or her attorney, with full power of substitution and resubstitution,  for and in his or her name, place and stead, in any and all capacities,  to approve, and sign such Registration  Statement and any and all amendments thereto, and to file the same,  with all  exhibits  thereto and other  documents  in  connection therewith,  with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all  intents and  purposes  as he or she might or could do in person,  hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

     IN WITNESS  WHEREOF,  the  undersigned has herewith set his or her name and seal as of this 11th day of December, 2006.

                                                     /s/ Christian W. Myers, III
                                                     Christian W. Myers, III